                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                        ______________________________

                                   FORM 8-K

                                Current Report

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) June 21, 1996



                      EASTERN ENVIRONMENTAL SERVICES, INC.
                      ------------------------------------
                 (Exact name of issuer as specified in charter)


       DELAWARE                    0-16102             59-2840783
(State or Other Jurisdiction      Commission          (I.R.S. Employer
     of Incorporation or          file number            Identification
        Organization)                                    Number)


               1000 Crawford Place, Mt. Laurel, New Jersey 08054
                   (Address of principal executive offices)


                                (717) 788-6075
             (Registrant's telephone number, including area code)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.
          --------------------------------

          On June 21, 1996, William C. Skuba, sold an aggregate of 500,000 shares (the "Shares") of the Common Stock of Eastern Environmental Services, Inc. (the "Company") at a price of $2.00 per share to a group consisting of George O. Moorehead, Louis D. Paolino, Jr., Environmental Opportunities Fund, L.P., a Delaware limited partnership (the "Fund"), and Environmental Opportunities Fund (Cayman), L.P., a Cayman Islands exempted limited partnership (the "Cayman Fund")(Mr. Moorehead, Mr. Paolino, the Fund and the Cayman Fund being hereinafter sometimes collectively referred to as the "Purchasers") pursuant to a Stock Purchase Agreement dated as of May 8, 1996 by and among Mr. Skuba and the Purchasers (the "Stock Purchase Agreement"). The Purchasers have advised the Company that they used their personal funds, and the Fund and the Cayman Fund used their working capital, to pay for the Shares, and that no borrowed funds were used for such purchases.

          Pursuant to the Stock Purchase Agreement, Mr. Skuba also converted all of his Class A Common Stock of the Company which carries four votes per share into Common Stock which carries one vote per share. Mr Skuba also granted to the Purchasers an irrevocable proxy over his remaining 1,111,101 million shares of Common Stock for a period to expire on the earlier of June 20, 1997 or the date upon which Mr. Skuba disposes of such remaining shares.

          The consummation of the Stock Purchase Agreement has resulted in a change of control of the Company, with the Purchasers becoming significant owners of the Company's Common Stock. As required by the Stock Purchase Agreement, Mr. Skuba resigned as the Company's Chairman and Chief Executive Officer and, along with all of the other members of the Company's Board of Directors, resigned from the Board of Directors of the Company. Mr. Paolino, Mr. Moorehead and Kenneth Chuan-kai-Leung were elected as members of the Company's Board of Directors. Mr. Paolino was appointed as the Company's new Chairman and Chief Executive Officer.

          In connection with the consummation of the Stock Purchase Agreement, the Company entered into a series of agreements with Mr. Skuba regarding his relationship with the Company following his resignation as an officer, director and employee of the Company. Among such agreements, the Company and Mr. Skuba entered into a severance agreement ("1996 Severance Agreement") which provides for Mr. Skuba to receive certain health insurance benefits from the Company (at its cost for one year and at Mr. Skuba's cost thereafter). Additionally, the Company sold to a company controlled by Mr. Skuba: (i) the outstanding stock of a corporation which owns certain real property located in Drums, Pennsylvania, which currently serves as the Company's corporate headquarters ("Drums Real Property"), (ii) certain real and personal property located in Jasper County,

South Carolina, and (iii) certain vehicles owned by the Company. The Company also sold to Mr. Skuba certain potential business opportunities which the Company has decided that it has no interest in pursuing. The Company entered into two leases with a company controlled by Mr. Skuba under which the Company agreed to lease back a portion of the Drums Real Property currently used in the Company's operations.

          The 1996 Severance Agreement further provides that until the earlier of one year from the Closing Date or a change of control of the Company, Mr. Skuba will not compete with the Company or its subsidiaries (i) in the business of landfill operation or municipal solid waste collection within a 50-mile radius of the Company's landfills operated in West Virginia, South Carolina, Kentucky and Illinois, or (ii) in the business of asbestos hauling within a 90-mile radius of the Drums Real Property. Finally, the 1996 Severance Agreement included a mutual release of all claims each of the Company and Mr. Skuba may have against the other and, for a six-year period, the Company's agreement to indemnify Mr. Skuba and maintain director and officer liability insurance coverage for Mr. Skuba.

          The Company also retained Mr. Skuba as a consultant for a period of six months with the Company having an option to retain Mr. Skuba for an additional six months pursuant to a consulting agreement (the "Consulting Agreement"). Under the Consulting Agreement, Mr. Skuba will serve as a general advisor and consultant to the Company to assist the Company on such matters related to the transition of control of the Company and negotiating acquisitions for the Company as the Company and Mr. Skuba may mutually agree. In consideration for performing such services during the first six months, the Company will provide no compensation to Mr. Skuba other than the reimbursement of his reasonable expenses and secretarial support.

          Additionally, the Company entered into a registration rights agreement with Mr. Skuba ("Registration Rights Agreement") providing for the registration of the remainder of Mr. Skuba's shares of Common Stock which are not being sold pursuant to the Stock Purchase Agreement and which are not yet registered under the Securities Act of 1933 (the "Securities Act"). Pursuant to the Registration Rights Agreement, the Company also agreed to register Mr. Skuba's unregistered Common Stock under the Securities Act in the event that the Company proposes to register any of its Common Stock under the Securities Act.

SECURITY OWNERSHIP OF THE PURCHASERS AND DESIGNATED DIRECTORS

     The following table sets forth certain information regarding beneficial ownership of the Company's capital stock by each of the Purchasers and the Designated Directors at June 21,1996. Unless otherwise indicated, the shareholders listed possess sole voting power and investment power with respect to the shares listed.

=================================================================================
                                                    Common Stock
                                          ------------------------------
- ---------------------------------------------------------------------------------
                                   Amount and Nature
Name and Address of                 of Beneficial           Percent of Class
Beneficial Owner                      Ownership              Outstanding
- ----------------                   ------------------       ----------------
- ---------------------------------------------------------------------------------
George O. Moorehead                     2,258,435 (a)             38.8%
5339 East Lafayette Blvd.
Phoenix, Arizona 85018
- ---------------------------------------------------------------------------------
Louis D. Paolino, Jr.                   2,268,435 (b)             39.0%
1000 Crawford Ave.
Mt. Laurel, NJ 08051
- ---------------------------------------------------------------------------------
Kenneth Chuan-kai-Leung                     *                       *
3100 Texas Commerce Tower
Houston, Texas 77002
- ---------------------------------------------------------------------------------
Environmental Opportunities Fund, L.P.  2,258,435 (c)             38.8%
- ---------------------------------------------------------------------------------
Environmental Opportunities Fund        1,147,334 (d)             19.7%
(Cayman), L.P.
=================================================================================

___________________
*Represents less than 1% of the outstanding shares.

(a) Includes 853,584 shares held of record by the other Purchasers, 45,000 shares which the purchasers have the right to purchase under non-contingent contracts, and 1,111,101 shares held of record by Mr. Skuba with respect to which the Purchasers hold a proxy.

(b) Includes 10,000 shares currently held by Wenonah Holdings, Inc., a Pennsylvania corporation of which Mr. Paolino is a director. Also includes 486,253 shares held of record by the other Purchasers, 45,000 shares which the purchasers have the right to purchase under non-contingent contracts, and 1,111,101 shares held of record by Mr. Skuba with respect to which the Purchasers hold a proxy.

(c) Includes 891,032 shares held of record by the other Purchasers, 45,000 shares which the purchasers have the right to purchase under non-contingent contracts, and 1,111,101 shares held of record by Mr. Skuba with respect to which the Purchasers hold a proxy.

(d) Includes 1,076,133 shares held of record by the other Purchasers, and 45,000 shares which the purchasers have the right to purchase under non-contingent contracts.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA
          FINANCIAL INFORMATION AND EXHIBITS
          ----------------------------------

     (c)  Exhibits

10.1 Severance Agreement dated as of June 20, 1996 between Eastern Environmental Services, Inc. and William C. Skuba

10.2 Consulting Agreement dated as of June 20, 1996 between Eastern Environmental Services, Inc. and William C. Skuba

10.3 Registration Rights Agreement dated as of June 20, 1996 between Eastern Environmental Services, Inc. and William C. Skuba

                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EASTERN ENVIRONMENTAL SERVICES, INC.


Date: July 3, 1996       By:  /s/ Louis D. Paolino, Jr.
                            ------------------------------
                                           Louis D. Paolino, Jr.
                                           President

                                 EXHIBIT INDEX



EXHIBIT
  NO.                      DESCRIPTION
- -------                    -----------


10.1 Severance Agreement dated as of June 20, 1996 between Eastern Environmental Services, Inc. and William C. Skuba

10.2 Consulting Agreement dated as of June 20, 1996 between Eastern Environmental Services, Inc. and William C. Skuba

10.3 Registration Rights Agreement dated as of June 20, 1996 between Eastern Environmental Services, Inc. and William C. Skuba